Exhibit 99.1

4th Quarter 2024 // Quarter Ended December 31, 2024

EARNINGS RELEASE AND SUPPLEMENTAL OPERATING & FINANCIAL DATA

EXIT

The Venue On Knox // Minneapolis, MN

centerspace

Earnings Release

Centerspace Announces Financial and Operating Results for the Year Ended
December 31, 2024 and Provides 2025 Financial Outlook
MINNEAPOLIS, MN, February 18, 2025 – Centerspace (NYSE: CSR) announced today its financial and operating results for the year ended December 31, 2024. The tables below show Net Income (Loss), Funds from Operations (“FFO”)1, and Core FFO1, all on a per diluted share basis, for the year ended December 31, 2024; Same-Store Revenues, Expenses, and Net Operating Income (“NOI”)1 over comparable periods; and Same-Store Weighted Average Occupancy, Lease Rate Growth, and Resident Retention for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023 and the twelve months ended December 31, 2024 and 2023.

	Three Months Ended December 31,		Twelve Months Ended December 31,
Per Share	2024	2023	2024	2023
Net income (loss) per share - diluted	$(0.31)	$(0.65)	$(1.27)	$2.32
FFO - diluted(1)	$1.09	$1.11	$4.49	$4.27
Core FFO - diluted(1)	$1.21	$1.22	$4.88	$4.78

	Year-Over-Year Comparison	Sequential Comparison	YTD Comparison
Same-Store Results(2)	4Q24 vs 4Q23	4Q24 vs. 3Q24	CY24 vs. CY23
Revenues	3.1%	0.8%	3.3%
Expenses	4.6%	(2.7)%	2.7%
Net Operating Income (“NOI”)(1)	2.1%	3.3%	3.7%

	Three months ended			Twelve months ended
Same-Store Results(2)	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Weighted Average Occupancy	95.5%	95.3%	94.8%	95.2%	94.9%
New Lease Rate Growth	(3.3)%	(1.2)%	(3.4)%	0.1%	1.8%
Renewal Lease Rate Growth	3.2%	3.2%	3.6%	3.3%	4.6%
Blended Lease Rate Growth(3)	0.4%	1.5%	0.2%	1.9%	3.3%
Retention Rate	54.5%	58.9%	53.1%	56.6%	59.0%
(1)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to “Non-GAAP Financial Measures and Reconciliations” and “Non-GAAP Financial Measures and Other Terms” in the Supplemental Financial and Operating Data below.
(2)Same-store results are updated for disposition activity. Refer to “Non-GAAP Financial Measures and Reconciliations” in Supplemental and Financial Operating Data within.
(3)Blended lease rate growth is weighted by lease count.
Highlights for the Year Ended December 31, 2024
•Net Loss was $1.27 per diluted share for the year ended December 31, 2024, compared to Net Income of $2.32 per diluted share for the year ended December 31, 2023;
•Core FFO(1) increased to $4.88 or 2.1% per diluted share for the year ended December 31, 2024, compared to $4.78 for the year ended December 31, 2023;
•Same-store year-over-year NOI(1) grew 3.7% driven by same-store revenue growth of 3.3%;
•Centerspace issued approximately 1.6 million common shares for net consideration of $112.6 million and an average

1

price of $71.66 per share under the at-the-market offering program, compared to 87,722 of repurchases at an average price of $53.62 per share, excluding commissions The Company used the issuance proceeds to redeem all of the outstanding Series C preferred shares for $97.0 million, which had a distribution equal to 6.625%;
•Continued to grow our Colorado portfolio through the acquisition of an apartment community in Denver, Colorado consisting of 129 homes for an aggregate purchase price of $54 million which was financed through the assumption of mortgage debt, issuance of common operating partnership units, and cash; and
•Sold two non-core apartment communities for an aggregate sales price of $19.0 million..
Balance Sheet
At December 31, 2024, Centerspace had $224.6 million of total liquidity on its balance sheet, including $212.6 million available on its lines of credit.
Dividend Distributions
Centerspace’s Board of Trustees announced a quarterly distribution of $0.77 per share/unit, payable on April 8, 2025, to common shareholders and unitholders of record at the close of business on March 28, 2025.
2025 Financial Outlook
Centerspace is providing the following guidance for its 2025 performance.

2025 Financial Outlook
		Range for 2025
	2024 Actual	Low	High
Net income (loss) per Share - diluted	$(1.27)	$(0.71)	$(0.45)
FFO per Share - diluted	$4.49	$4.73	$4.97
Core FFO per Share - diluted	$4.88	$4.86	$5.10
Additional assumptions:
•Same-store capital expenditures of $1,125 per home to $1,175 per home
•Value-add expenditures of $16.0 million to $18.0 million
FFO and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, please refer to "2025 Financial Outlook" in the Supplemental Financial and Operating Data below.
Upcoming Events
Centerspace is attending the Citi Global Property CEO conference March 2-4.
Earnings Call

Live webcast and replay: https://www.ir.centerspacehomes.com

Live Conference Call		Conference Call Replay
Wednesday, February 19, 2025 at 10:00 AM ET		Replay available until February 26, 2025
USA Local Number	1-404-975-4839	USA Local Number	1-929-458-6194
USA Toll Free Number	1-833-470-1428	USA Toll Free Number	1-866-813-9403
Canada Toll Free Number	1-833-950-0062
Conference Number	075110	Conference Number	939247
Supplemental Information
Supplemental Operating and Financial Data for the year ended December 31, 2024, is available in the Investors section on Centerspace’s website at https://www.centerspacehomes.com or by calling Investor Relations at 952-401-6600. Non-GAAP financial measures and other capitalized terms, as used in this earnings release, are defined and reconciled in the Supplemental Financial and Operating Data, which accompanies this earnings release.

2

About Centerspace
Centerspace is an owner and operator of apartment communities committed to providing great homes by focusing on integrity and serving others. Founded in 1970, as of December 31, 2024, Centerspace owned 71 apartment communities consisting of 13,012 homes located in Colorado, Minnesota, Montana, Nebraska, North Dakota, and South Dakota. Centerspace was named a top workplace for the fifth consecutive year in 2024 by the Minneapolis Star Tribune. For more information, please visit www.centerspacehomes.com.
Forward-Looking Statements
Certain statements in this press release and the Supplemental Operating and Financial Data are based on the Company's current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company's Annual Report on Form 10-K, in quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.
Contact Information
Investor Relations
Josh Klaetsch
Phone: 952-401-6600
E-mail: IR@centerspacehomes.com
Marketing & Media
Kelly Weber
Phone: 952-401-6600
E-mail: kweber@centerspacehomes.com

3

Supplemental Financial and Operating Data
Table of Contents
December 31, 2024

Common Share Data (NYSE: CSR)

	Three Months Ended
	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
High closing price	$75.02	$75.50	$70.93	$58.00	$59.33
Low closing price	$64.75	$67.04	$55.48	$52.65	$47.82
Average closing price	$70.30	$71.91	$65.88	$55.68	$54.61
Closing price at end of quarter	$66.15	$70.47	$67.63	$57.14	$58.20
Common share distributions—annualized	$3.00	$3.00	$3.00	$3.00	$2.92
Closing price dividend yield—annualized	4.5%	4.3%	4.4%	5.3%	5.0%
Closing common shares outstanding (thousands)	16,719	16,568	15,057	14,912	14,963
Closing limited partnership units outstanding (thousands)	980	809	828	844	861
Closing Series E preferred units, as converted (thousands)	1,906	2,038	2,053	2,062	2,078
Total closing common shares, limited partnership units, and Series E preferred units, as converted, outstanding (thousands)	19,605	19,415	17,938	17,818	17,902
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,296,871	$1,368,175	$1,213,147	$1,018,121	$1,041,896

S-1

CENTERSPACE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
REVENUE	$66,409	$65,025	$65,043	$64,506	$64,068	$260,983	$261,309
EXPENSES
Property operating expenses, excluding real estate taxes	19,838	19,628	18,108	18,764	18,237	76,338	77,053
Real estate taxes	6,489	7,031	7,081	6,305	6,861	26,906	28,759
Property management expenses	2,334	2,242	2,222	2,330	2,341	9,128	9,353
Casualty (gain) loss	2,389	(412)	510	820	853	3,307	2,095
Depreciation and amortization	27,640	26,084	25,714	27,012	26,617	106,450	101,678
Impairment of real estate investments	—	—	—	—	5,218	—	5,218
General and administrative expenses	4,861	4,102	4,216	4,623	4,363	17,802	20,080
TOTAL EXPENSES	$63,551	$58,675	$57,851	$59,854	$64,490	$239,931	$244,236
Gain (loss) on sale of real estate and other investments	—	—	—	(577)	(83)	(577)	71,244
Loss on litigation settlement	—	—	—	—	(1,000)	—	(3,864)
Operating income (loss)	2,858	6,350	7,192	4,075	(1,505)	20,475	84,453
Interest expense	(9,795)	(8,946)	(9,332)	(9,207)	(8,913)	(37,280)	(36,429)
Interest and other income	1,151	645	477	340	533	2,613	1,207
Net income (loss)	$(5,786)	$(1,951)	$(1,663)	$(4,792)	$(9,885)	$(14,192)	$49,231
Dividends to Series D preferred unitholders	(160)	(160)	(160)	(160)	(160)	(640)	(640)
Net (income) loss attributable to noncontrolling interest – Operating Partnership and Series E preferred units	900	1,095	561	1,079	1,917	3,635	(7,141)
Net income attributable to noncontrolling interests – consolidated real estate entities	(33)	(32)	(34)	(32)	(29)	(131)	(125)
Net income (loss) attributable to controlling interests	(5,079)	(1,048)	(1,296)	(3,905)	(8,157)	(11,328)	41,325
Dividends to preferred shareholders	—	(1,607)	(1,607)	(1,607)	(1,607)	(4,821)	(6,428)
Redemption of preferred shares	—	(3,511)	—	—	—	(3,511)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(5,079)	$(6,166)	$(2,903)	$(5,512)	$(9,764)	$(19,660)	$34,897

Net income (loss) per common share – basic	$(0.31)	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$(1.27)	$2.33

Net income (loss) per common share – diluted	$(0.31)	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$(1.27)	$2.32

S-2

CENTERSPACE
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
ASSETS
Real estate investments
Property owned	$2,480,741	$2,438,255	$2,428,290	$2,413,488	$2,420,146
Less accumulated depreciation	(625,980)	(604,175)	(578,691)	(553,231)	(530,703)
Total real estate investments	1,854,761	1,834,080	1,849,599	1,860,257	1,889,443
Cash and cash equivalents	12,030	14,453	14,328	12,682	8,630
Restricted cash	1,099	2,794	1,084	1,066	639
Other assets	45,817	36,078	34,414	29,468	27,649
TOTAL ASSETS	$1,913,707	$1,887,405	$1,899,425	$1,903,473	$1,926,361

LIABILITIES, MEZZANINE EQUITY, AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$59,319	$61,000	$52,885	$54,614	$62,754
Revolving line of credit	47,359	39,000	48,000	40,357	30,000
Notes payable, net of unamortized loan costs	299,520	299,506	299,490	299,475	299,459
Mortgages payable, net of unamortized loan costs	608,506	582,760	584,193	585,382	586,563
TOTAL LIABILITIES	$1,014,704	$982,266	$984,568	$979,828	$978,776

SERIES D PREFERRED UNITS	$16,560	$16,560	$16,560	$16,560	$16,560
EQUITY
Series C Preferred Shares of Beneficial Interest	—	—	93,530	93,530	93,530
Common Shares of Beneficial Interest	1,269,549	1,270,752	1,167,055	1,160,492	1,165,694
Accumulated distributions in excess of net income	(615,242)	(597,720)	(579,139)	(564,951)	(548,273)
Accumulated other comprehensive loss	(407)	(578)	(749)	(922)	(1,119)
Total shareholders’ equity	$653,900	$672,454	$680,697	$688,149	$709,832
Noncontrolling interests – Operating Partnership and Series E preferred units	227,870	215,444	216,901	218,255	220,544
Noncontrolling interests – consolidated real estate entities	673	681	699	681	649
TOTAL EQUITY	$882,443	$888,579	$898,297	$907,085	$931,025
TOTAL LIABILITIES, MEZZANINE EQUITY, AND EQUITY	$1,913,707	$1,887,405	$1,899,425	$1,903,473	$1,926,361

S-3

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (unaudited)

This release contains certain non-GAAP financial measures. The non-GAAP financial measures should not be considered a substitute for operating results determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The definitions and calculations of these non-GAAP financial measures, as calculated by the Company may not be comparable to non-GAAP measures reported by other REITs that do not define each of the non-GAAP financial measures exactly as Centerspace does. The non-GAAP financial measures are defined and further explained on pages S-19 through S-23, “Non-GAAP Financial Measures and Other Terms.”
The Company provides certain information on a same-store and non-same-store basis. Same-store apartment communities are owned or stabilized for substantially all of the periods being compared, and, in the case of newly-acquired or constructed communities, have achieved a target level of physical occupancy of 90%, or re-positioned communities when they have achieved stabilized operations. Non-same store communities are communities not owned or stabilized as of the beginning of the previous year, including re-positioned communities, and excluding communities held for sale and the non-multifamily components of mixed-use properties.
On the first day of each calendar year, Centerspace determines the composition of its same-store pool for that year as well as adjusts the previous year, which allows the company to evaluate the performance of existing apartment communities and their contribution to net operating income (“NOI”). The company believes that measuring performance on a same-store basis is useful to investors because it enables evaluation of how a fixed pool of its communities are performing year-over-year. Centerspace uses this measure to assess whether or not the company has been successful in increasing NOI (defined and reconciled below), raising average rental revenue, renewing leases on existing residents, controlling operating costs, and making prudent capital improvements.
For the comparison of the years ended December 31, 2024 and 2023, two apartment communities and one apartment community, respectively, were non-same-store. Sold communities are included in “Dispositions,” while “Other properties” includes non-multifamily properties and the non-multifamily components of mixed-use properties.

S-4

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Three Months Ended			Sequential		Year-Over-Year
	12/31/2024	9/30/2024	12/31/2023	$ Change	% Change	$ Change	% Change
Operating income (loss)	$2,858	$6,350	$(1,505)	$(3,492)	(55.0)%	$4,363	(289.9)%
Adjustments:
Property management expenses	2,334	2,242	2,341	92	4.1%	(7)	(0.3)%
Casualty (gain) loss	2,389	(412)	853	2,801	(679.9)%	1,536	180.1%
Depreciation and amortization	27,640	26,084	26,617	1,556	6.0%	1,023	3.8%
Impairment of real estate investments	—	—	5,218	—	N/A	(5,218)	(100.0)%
General and administrative expenses	4,861	4,102	4,363	759	18.5%	498	11.4%
Loss on sale of real estate and other investments	—	—	83	—	N/A	(83)	(100.0)%
Loss on litigation settlement	—	—	1,000	—	N/A	(1,000)	(100.0)%
Net Operating Income(1)	$40,082	$38,366	$38,970	$1,716	4.5%	$1,112	2.9%

Revenue
Same-store	$63,127	$62,610	$61,230	$517	0.8%	$1,897	3.1%
Non-same-store	2,476	1,847	1,526	629	34.1%	950	*
Other properties	806	568	587	238	41.9%	219	37.3%
Dispositions	—	—	725	—	N/A	(725)	*
Total	66,409	65,025	64,068	1,384	2.1%	2,341	3.7%
Property operating expenses, including real estate taxes
Same-store	25,128	25,825	24,013	(697)	(2.7)%	1,115	4.6%
Non-same-store	878	605	449	273	45.1%	429	*
Other properties	321	229	251	92	40.2%	70	27.9%
Dispositions	—	—	385	—	N/A	(385)	*
Total	26,327	26,659	25,098	(332)	(1.2)%	1,229	4.9%
Net Operating Income(1)
Same-store	37,999	36,785	37,217	1,214	3.3%	782	2.1%
Non-same-store	1,598	1,242	1,077	356	28.7%	521	*
Other properties	485	339	336	146	43.1%	149	44.3%
Dispositions	—	—	340	—	N/A	(340)	*
Total	$40,082	$38,366	$38,970	$1,716	4.5%	$1,112	2.9%

*Not a meaningful percentage
(1)Net Operating Income is a non-GAAP measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-5

CENTERSPACE
RECONCILIATIONS OF OPERATING INCOME TO NET OPERATING INCOME (1)

	(dollars in thousands)
	Twelve Months Ended December 31,
	2024	2023	$ Change	% Change
Operating income	$20,475	$84,453	$(63,978)	(75.8)%
Adjustments:
Property management expenses	9,128	9,353	(225)	(2.4)%
Casualty loss	3,307	2,095	1,212	57.9%
Depreciation and amortization	106,450	101,678	4,772	4.7%
Impairment of real estate investments	—	5,218	(5,218)	(100.0)%
General and administrative expenses	17,802	20,080	(2,278)	(11.3)%
(Gain) loss on sale of real estate and other investments	577	(71,244)	71,821	(100.8)%
Loss on litigation settlement	—	3,864	(3,864)	(100.0)%
Net Operating Income(1)	$157,739	$155,497	$2,242	1.4%

Revenue
Same-store	$249,872	$241,989	$7,883	3.3%
Non-same-store	7,993	1,526	6,467	*
Other properties	2,589	2,600	(11)	(0.4)%
Dispositions	529	15,194	(14,665)	*
Total	260,983	261,309	(326)	(0.1)%
Property operating expenses, including real estate taxes
Same-store	99,365	96,785	2,580	2.7%
Non-same-store	2,584	448	2,136	*
Other properties	968	797	171	21.5%
Dispositions	327	7,782	(7,455)	*
Total	103,244	105,812	(2,568)	(2.4)%
Net Operating Income(1)
Same-store	150,507	145,204	5,303	3.7%
Non-same-store	5,409	1,078	4,331	*
Other properties	1,621	1,803	(182)	(10.1)%
Dispositions	202	7,412	(7,210)	*
Total	$157,739	$155,497	$2,242	1.4%

*Not a meaningful percentage
(1)Net Operating Income is a non-GAAP measure. Refer to pages S-19 through S-23 “Reconciliations of non-GAAP Financial Measures and Other Terms” for additional information.

S-6

CENTERSPACE
RECONCILIATIONS OF SAME-STORE CONTROLLABLE EXPENSES TO TOTAL PROPERTY OPERATING EXPENSES, INCLUDING REAL ESTATE TAXES (1)

	(dollars in thousands)
	Three Months Ended December 31,				Twelve Months Ended December 31,
	2024	2023	$ Change	% Change	2024	2023	$ Change	% Change

Same-store controllable expenses(1)
On-site compensation(2)	$6,644	$6,527	$117	1.8%	$26,306	$25,776	$530	2.1%
Repairs and maintenance(3)	4,060	3,267	793	24.3%	14,875	13,922	953	6.8%
Utilities	3,730	3,508	222	6.3%	14,850	15,342	(492)	(3.2)%
Administrative and marketing	1,912	1,613	299	18.5%	6,929	5,778	1,151	19.9%
Total	$16,346	$14,915	$1,431	9.6%	$62,960	$60,818	$2,142	3.5%

Non-controllable expenses
Real estate taxes	$6,093	$6,471	$(378)	(5.8)%	$25,671	$26,601	$(930)	(3.5)%
Insurance	2,689	2,627	62	2.4%	10,734	9,366	1,368	14.6%
Total	$8,782	$9,098	$(316)	(3.5)%	$36,405	$35,967	$438	1.2%
Total property operating expenses, including real estate taxes - same-store	$25,128	$24,013	$1,115	4.6%	$99,365	$96,785	$2,580	2.7%

Property operating expenses, including real estate taxes - non-same-store	$878	$449	$429	*	$2,584	$448	$2,136	*
Property operating expenses, including real estate taxes - other properties	321	251	70	27.9%	968	797	171	21.5%
Property operating expenses, including real estate taxes - dispositions	—	385	(385)	*	327	7,782	(7,455)	*
Total property operating expenses, including real estate taxes	$26,327	$25,098	$1,229	4.9%	$103,244	$105,812	$(2,568)	(2.4)%

*Not a meaningful percentage
(1)Same-store controllable expenses is a non-GAAP measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)On-site compensation for administration, leasing, and maintenance personnel.
(3)Includes turnover expense.

S-7

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS AND CORE FUNDS FROM OPERATIONS (1)

	(in thousands, except per share amounts)
	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Funds from Operations:(1)
Net (loss) income available to common shareholders	$(5,079)	$(6,166)	$(2,903)	$(5,512)	$(9,764)	$(19,660)	$34,897
Adjustments:
Noncontrolling interests - Operating Partnership and Series E preferred units	(900)	(1,095)	(561)	(1,079)	(1,917)	(3,635)	7,141
Depreciation and amortization	27,640	26,084	25,714	27,012	26,617	106,450	101,678
Less depreciation - non real estate	(79)	(81)	(82)	(85)	(85)	(327)	(322)
Less depreciation - partially owned entities	(24)	(25)	(25)	(24)	(22)	(98)	(80)
Impairment of real estate investments	—	—	—		5,218	—	5,218
(Gain) loss on sale of real estate	—	—	—	577	82	577	(71,240)
FFO applicable to common shares and Units	$21,558	$18,717	$22,143	$20,889	$20,129	$83,307	$77,292

Adjustments to Core FFO(1):
Non-cash casualty loss (recovery)	2,171	(632)	191	702	535	2,432	1,350
Interest rate swap amortization	171	171	173	197	315	712	936
Amortization of assumed debt	417	263	263	263	136	1,206	(212)
Severance and transition related costs	—	—	—	—	(10)	—	3,170
Loss on litigation settlement and associated trial costs(2)	—	—	—	37	1,035	37	4,270
Redemption of preferred shares	—	3,511	—	—	—	3,511	—
Other miscellaneous items(3)	(454)	(61)	31	(42)	(35)	(526)	(132)
Core FFO applicable to common shares and Units	$23,863	$21,969	$22,801	$22,046	$22,105	$90,679	$86,674

FFO applicable to common shares and Units	$21,558	$18,717	$22,143	$20,889	$20,129	$83,307	$77,292
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
FFO applicable to common shares and Units - diluted	$21,718	$18,877	$22,303	$21,049	$20,289	$83,947	$77,932

Core FFO applicable to common shares and Units	$23,863	$21,969	$22,801	$22,046	$22,105	$90,679	$86,674
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Core FFO applicable to common shares and Units - diluted	$24,023	$22,129	$22,961	$22,206	$22,265	$91,319	$87,314

Per Share Data
Net income (loss) per share and Unit - diluted	$(0.31)	$(0.40)	$(0.19)	$(0.37)	$(0.65)	$(1.27)	$2.32
FFO per share and Unit - diluted(1)	$1.09	$1.01	$1.23	$1.16	$1.11	$4.49	$4.27
Core FFO per share and Unit - diluted(1)	$1.21	$1.18	$1.27	$1.23	$1.22	$4.88	$4.78

Weighted average shares - basic	16,583	15,528	14,972	14,922	15,013	15,504	14,994
Effect of redeemable operating partnership Units for FFO and Core FFO	939	818	835	854	862	870	925
Effect of Series D preferred units for FFO and Core FFO	228	228	228	228	228	228	228
Effect of Series E preferred units for FFO and Core FFO	2,033	2,053	2,062	2,078	2,087	2,056	2,100
Effect of dilutive restricted stock units and stock options for FFO and Core FFO	56	49	32	20	31	36	24
Weighted average shares and Units for FFO and Core FFO - diluted	19,839	18,676	18,129	18,102	18,221	18,694	18,271

(1)Funds from operations and Core funds from operations are non-GAAP measures. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the year ended December 31, 2024. Consists of $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter during the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and one-time professional fees.

S-8

CENTERSPACE
RECONCILIATIONS OF NET INCOME (LOSS) AVAILABLE TO CONTROLLING INTERESTS
TO ADJUSTED EBITDA(1)

	(in thousands)
	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Adjusted EBITDA
Net income (loss) attributable to controlling interests	$(5,079)	$(1,048)	$(1,296)	$(3,905)	$(8,157)	$(11,328)	$41,326
Adjustments:
Dividends to Series D preferred unitholders	160	160	160	160	160	640	640
Noncontrolling interests – Operating Partnership and Series E preferred units	(900)	(1,095)	(561)	(1,079)	(1,917)	(3,635)	7,140
Income (loss) before noncontrolling interests – Operating Partnership	(5,819)	(1,983)	(1,697)	(4,824)	(9,914)	(14,323)	49,106
Adjustments:
Interest expense	9,782	8,932	9,318	9,193	8,900	37,225	36,373
Depreciation and amortization related to real estate investments	27,616	26,059	25,689	26,988	26,595	106,352	101,592
Impairment of real estate investments	—	—	—	—	5,218	—	5,218
Non-cash casualty loss (recovery)	2,171	(632)	191	702	535	2,432	1,350
Interest income	(662)	(558)	(462)	(280)	(316)	(1,962)	(843)
(Gain) loss on sale of real estate and other investments	—	—	—	577	83	577	(71,240)
Severance and transition related costs	—	—	—	—	(10)	—	3,170
Loss on litigation settlement and associated trial costs(2)	—	—	—	37	1,035	37	4,270
Other miscellaneous items(3)	(455)	(61)	31	(42)	(35)	(527)	(132)
Adjusted EBITDA	$32,633	$31,757	$33,070	$32,351	$32,091	$129,811	$128,864

(1)Adjusted EBITDA is a non-GAAP measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(2)Consists of $37,000 in associated trial costs related to the litigation matter for the year ended December 31, 2024. Consists of $3.9 million loss on litigation settlement for a trial judgment entered against the Company and $406,000 in associated trial costs related to the litigation matter during the year ended December 31, 2023.
(3)Consists of (gain) loss on investments and one-time professional fees.

S-9

CENTERSPACE
DEBT ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Debt
	Secured Fixed Debt	Unsecured Fixed Debt	Unsecured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest Rate(1)
2025	$29,517	$—	$3,359	$32,876	3.4%	3.99%
2026	101,160	—	—	101,160	10.5%	3.59%
2027	48,371	—	—	48,371	5.0%	3.47%
2028	65,676	50,000	44,000	159,676	16.5%	3.88%
2029	27,000	75,000	—	102,000	10.6%	3.98%
Thereafter	347,540	175,000	—	522,540	54.0%	3.39%
Subtotal	$619,264	$300,000	$47,359	$966,623	100.0%	3.58%
Premiums and discounts, net	$(7,496)	$—	$—	$(7,496)
Deferred financing costs, net	$(3,262)	$(480)	$—	$(3,742)
Total debt	$608,506	$299,520	$47,359	$955,385

(1)Weighted average interest rate of debt that matures during the year.

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Debt Balances Outstanding(1)
Secured fixed rate - mortgages payable - other	$420,414	$387,294	$389,149	$390,746	$392,274
Secured fixed rate - mortgages payable - Fannie Mae credit facility	198,850	198,850	198,850	198,850	198,850
Unsecured variable rate line of credit	47,359	39,000	48,000	40,357	30,000
Unsecured senior notes	300,000	300,000	300,000	300,000	300,000
Subtotal(1)	$966,623	$925,144	$935,999	$929,953	$921,124
Premiums and discounts, net	(7,496)	(345)	(608)	(871)	(1,134)
Deferred financing costs, net	(3,742)	(3,533)	(3,708)	(3,867)	(3,968)
Debt total	$955,385	$921,266	$931,683	$925,215	$916,022

Mortgages payable - other rate	4.02%	4.05%	4.05%	4.05%	4.05%
Mortgages payable - Fannie Mae Credit Facility rate	2.78%	2.78%	2.78%	2.78%	2.78%
Lines of credit rate(2)	5.86%	6.70%	6.69%	6.68%	6.74%
Unsecured senior notes rate	3.12%	3.12%	3.12%	3.12%	3.12%
Total debt	3.58%	3.59%	3.62%	3.59%	3.54%

(1)     Excludes premiums, discounts, and deferred financing costs.
(2)     Interest rate excludes any unused facility fees and amounts reclassified from accumulated other comprehensive income into interest expense from terminated interest rate swaps, as shown in the table below.

	Three Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Reclassified from Accumulated OCI into interest expense	$171	$171	$173	$197	$315

S-10

CENTERSPACE
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Equity Capitalization
Common shares outstanding	16,719	16,568	15,057	14,912	14,963
Operating partnership units outstanding	980	809	828	844	861
Series E preferred units (as converted)	1,906	2,038	2,053	2,062	2,078
Total common shares, Units, and Series E preferred units, as converted, outstanding	19,605	19,415	17,938	17,818	17,902
Market price per common share (closing price at end of period)	$66.15	$70.47	$67.63	$57.14	$58.20
Equity capitalization-common shares and Units	$1,296,871	$1,368,175	$1,213,147	$1,018,121	$1,041,896
Recorded book value of preferred shares	$—	$—	$93,530	$93,530	$93,530
Equity capitalization	$1,296,871	$1,368,175	$1,306,677	$1,111,651	$1,135,426

Series D preferred units	$16,560	$16,560	$16,560	$16,560	16,560

Debt Capitalization
Total debt(1)	966,623	925,144	935,999	929,953	921,124
Total market capitalization	$2,280,054	$2,309,879	$2,259,236	$2,058,164	$2,073,110

Total debt to total market capitalization(2)	42.4%	40.1%	41.4%	45.2%	44.4%

(1)Excludes deferred financing costs and debt premiums and discounts.
(2)Total debt to total market capitalization is a non-GAAP financial measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.

	Three Months Ended										Twelve Months Ended
	12/31/2024		9/30/2024		6/30/2024		3/31/2024		12/31/2023		12/31/2024		12/31/2023
Debt service coverage ratio(1)	2.80	x	2.94	x	3.03	x	3.02	x	3.09	x	2.94	x	3.04	x
Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization(1)	2.76	x	2.53	x	2.61	x	2.59	x	2.64	x	2.61	x	2.61	x
Net debt/Adjusted EBITDA(1)	7.31	x	7.17	x	6.97	x	7.09	x	7.10	x	7.35	x	7.08	x
Net debt and preferred equity/Adjusted EBITDA(1)	7.44	x	7.30	x	7.80	x	7.94	x	7.97	x	7.48	x	7.94	x

Distribution Data
Common shares and Units outstanding at record date (in thousands)	17,571		17,377		15,875		15,756		15,824		17,571		15,824
Total common distribution declared (in thousands)	$13,177		$13,022		$11,907		$11,805		$11,551		$49,911		$46,442
Common distribution per share and Unit	$0.75		$0.75		$0.75		$0.75		$0.73		$3.00		$2.92
Payout ratio (Core FFO per diluted share and unit basis)(1)	62.0%		63.6%		59.1%		61.0%		59.8%		61.5%		61.1%

(1)Debt service coverage ratio, adjusted EBITDA divided by interest expense plus preferred distributions and principal amortization, net debt divided by adjusted EBITDA, net debt and preferred equity divided by adjusted EBITDA, and payout ratio are non-GAAP financial measures. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.

S-11

CENTERSPACE
SAME-STORE FOURTH QUARTER COMPARISONS
(dollars in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI (2)
Regions		Q4 2024	Q4 2023	% Change	Q4 2024	Q4 2023	% Change	Q4 2024	Q4 2023	% Change
Denver, CO	2,104	$13,531	$13,276	1.9%	$4,790	$4,584	4.5%	$8,741	$8,692	0.6%
Minneapolis, MN	4,711	23,305	23,029	1.2%	10,718	10,089	6.2%	12,587	12,940	(2.7)%
North Dakota	1,710	7,463	6,966	7.1%	2,986	2,653	12.6%	4,477	4,313	3.8%
Omaha, NE	872	3,787	3,597	5.3%	1,042	1,230	(15.3)%	2,745	2,367	16.0%
Rochester, MN	1,129	6,046	5,744	5.3%	2,294	2,134	7.5%	3,752	3,610	3.9%
St. Cloud, MN	832	3,629	3,461	4.9%	1,479	1,555	(4.9)%	2,150	1,906	12.8%
Other Mountain West(1)	1,222	5,366	5,157	4.1%	1,819	1,768	2.9%	3,547	3,389	4.7%
Same-Store Total	12,580	$63,127	$61,230	3.1%	$25,128	$24,013	4.6%	$37,999	$37,217	2.1%

	% of NOI	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q4 2024	Q4 2023	Growth	Q4 2024	Q4 2023	% Change	Q4 2024	Q4 2023	% Change
Denver, CO	23.0%	95.3%	95.3%	—%	$1,989	$1,985	0.2%	$2,249	$2,206	1.9%
Minneapolis, MN	33.1%	95.2%	95.3%	(0.1)%	1,545	1,531	0.9%	1,733	1,710	1.3%
North Dakota	11.8%	96.7%	95.5%	1.2%	1,374	1,295	6.1%	1,505	1,422	5.8%
Omaha, NE	7.2%	96.3%	94.4%	1.9%	1,369	1,324	3.4%	1,503	1,456	3.2%
Rochester, MN	9.9%	96.0%	93.6%	2.4%	1,759	1,734	1.4%	1,859	1,812	2.6%
St. Cloud, MN	5.7%	93.9%	92.2%	1.7%	1,378	1,353	1.8%	1,549	1,504	3.0%
Other Mountain West(1)	9.3%	95.7%	94.2%	1.5%	1,352	1,342	0.7%	1,530	1,493	2.5%
Same-Store Total	100.0%	95.5%	94.8%	0.7%	$1,573	$1,548	1.6%	$1,751	$1,711	2.3%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-12

CENTERSPACE
SAME-STORE SEQUENTIAL QUARTER COMPARISONS
(dollars in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI (2)
Regions		Q4 2024	Q3 2024	% Change	Q4 2024	Q3 2024	% Change	Q4 2024	Q3 2024	% Change
Denver, CO	2,104	$13,531	$13,415	0.9%	$4,790	$4,967	(3.6)%	$8,741	$8,448	3.5%
Minneapolis, MN	4,711	23,305	23,203	0.4%	10,718	10,510	2.0%	12,587	12,693	(0.8)%
North Dakota	1,710	7,463	7,398	0.9%	2,986	2,759	8.2%	4,477	4,639	(3.5)%
Omaha, NE	872	3,787	3,704	2.2%	1,042	1,542	(32.4)%	2,745	2,162	27.0%
Rochester, MN	1,129	6,046	6,027	0.3%	2,294	2,428	(5.5)%	3,752	3,599	4.3%
St. Cloud, MN	832	3,629	3,584	1.3%	1,479	1,542	(4.1)%	2,150	2,042	5.3%
Other Mountain West(1)	1,222	5,366	5,279	1.6%	1,819	2,077	(12.4)%	3,547	3,202	10.8%
Same-Store Total	12,580	$63,127	$62,610	0.8%	$25,128	$25,825	(2.7)%	$37,999	$36,785	3.3%

	% of NOI	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		Q4 2024	Q3 2024	Growth	Q4 2024	Q3 2024	% Change	Q4 2024	Q3 2024	% Change
Denver, CO	23.0%	95.3%	95.4%	(0.1)%	$1,989	$1,983	0.3%	$2,249	$2,228	0.9%
Minneapolis, MN	33.1%	95.2%	95.2%	—%	1,545	1,544	0.1%	1,733	1,725	0.5%
North Dakota	11.8%	96.7%	97.1%	(0.4)%	1,374	1,357	1.3%	1,505	1,485	1.3%
Omaha, NE	7.2%	96.3%	94.2%	2.2%	1,369	1,364	0.4%	1,503	1,504	(0.1)%
Rochester, MN	9.9%	96.0%	95.7%	0.3%	1,759	1,746	0.7%	1,859	1,859	—%
St. Cloud, MN	5.7%	93.9%	92.3%	1.7%	1,378	1,379	(0.1)%	1,549	1,556	(0.4)%
Other Mountain West(1)	9.3%	95.7%	95.5%	0.2%	1,352	1,357	(0.4)%	1,530	1,508	1.5%
Same-Store Total	100.0%	95.5%	95.3%	0.2%	$1,573	$1,569	0.3%	$1,751	$1,741	0.6%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-13

CENTERSPACE
SAME-STORE YEAR-TO-DATE COMPARISONS
(dollars in thousands)

	Apartment Homes Included	Revenues			Expenses			NOI (2)
Regions		2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Denver, CO	2,104	$53,814	$52,853	1.8%	$18,969	$18,112	4.7%	$34,845	$34,741	0.3%
Minneapolis, MN	4,711	92,911	90,694	2.4%	40,689	40,093	1.5%	52,222	50,601	3.2%
North Dakota	1,710	29,119	27,155	7.2%	11,401	10,724	6.3%	17,718	16,431	7.8%
Omaha, NE	872	14,622	13,976	4.6%	5,616	5,589	0.5%	9,006	8,387	7.4%
Rochester, MN	1,129	23,952	22,932	4.4%	8,951	8,744	2.4%	15,001	14,188	5.7%
St. Cloud, MN	832	14,476	13,799	4.9%	6,098	6,172	(1.2)%	8,378	7,627	9.8%
Other Mountain West(1)	1,222	20,978	20,580	1.9%	7,641	7,351	3.9%	13,337	13,229	0.8%
Same-Store Total	12,580	$249,872	$241,989	3.3%	$99,365	$96,785	2.7%	$150,507	$145,204	3.7%

	% of NOI	Weighted Average Occupancy (3)			Average Monthly Rental Rate (3)			Average Monthly Revenue per Occupied Home (3)
Regions		2024	2023	Growth	2024	2023	% Change	2024	2023	% Change
Denver, CO	23.1%	95.4%	95.3%	0.1%	$1,983	$1,961	1.1%	$2,235	$2,196	1.8%
Minneapolis, MN	34.7%	95.1%	94.9%	0.2%	1,539	1,514	1.7%	1,728	1,690	2.2%
North Dakota	11.8%	96.4%	96.1%	0.3%	1,341	1,257	6.7%	1,472	1,378	6.8%
Omaha, NE	6.0%	94.2%	94.6%	(0.4)%	1,351	1,280	5.5%	1,483	1,412	5.0%
Rochester, MN	10.0%	95.6%	94.4%	1.3%	1,742	1,699	2.5%	1,849	1,792	3.2%
St. Cloud, MN	5.5%	93.4%	91.6%	2.0%	1,369	1,340	2.2%	1,552	1,509	2.8%
Other Mountain West(1)	8.9%	94.7%	94.9%	(0.2)%	1,349	1,331	1.4%	1,511	1,479	2.2%
Same-Store Total	100.0%	95.2%	94.9%	0.3%	$1,562	$1,525	2.4%	$1,739	$1,690	2.9%

(1)Includes apartment communities in Billings, Montana and Rapid City, South Dakota.
(2)NOI is a non-GAAP financial measure. Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information.
(3)Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-14

CENTERSPACE
PORTFOLIO SUMMARY (1)

	Three Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Number of Apartment Homes at Period End
Same-Store	12,580	12,580	12,580	12,580	12,173
Non-Same-Store	432	303	303	303	915
All Communities	13,012	12,883	12,883	12,883	13,088

Average Monthly Rental Rate(2)
Same-Store	$1,573	$1,569	$1,558	$1,547	$1,522
Non-Same-Store	1,892	1,906	1,900	1,885	1,893
All Communities	$1,584	$1,577	$1,566	$1,555	$1,547

Average Monthly Revenue per Occupied Apartment Home(2)
Same-Store	$1,751	$1,741	$1,741	$1,724	$1,683
Non-Same-Store	2,042	2,126	2,125	2,053	2,055
All Communities	$1,761	$1,750	$1,750	$1,732	$1,708

Weighted Average Occupancy(2)
Same-Store	95.5%	95.3%	95.3%	94.6%	94.8%
Non-Same-Store	93.6%	95.5%	96.7%	96.6%	95.8%
All Communities	95.4%	95.3%	95.3%	94.6%	94.9%

Property Operating Expenses as a % of Scheduled Rent(2)
Same-Store	42.3%	43.6%	41.5%	41.1%	41.5%
Non-Same-Store	35.8%	34.9%	31.1%	33.0%	35.7%
All Communities	42.1%	43.4%	41.2%	40.9%	41.0%

Capital Expenditures
Total Recurring Capital Expenditures(2) per Apartment Home – Same-Store	$238	$347	$264	$209	$491

(1)Previously reported amounts are not revised for changes in the composition of the same-store properties pool.
(2)Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for definitions.

S-15

CENTERSPACE
CAPITAL EXPENDITURES
(dollars in thousands, except per home amounts)

	Three Months Ended		Twelve Months Ended
Capital Expenditures	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Total Same-Store Apartment Homes	12,580	12,580	12,580	12,580
All Properties - Weighted Average Apartment Homes	13,012	13,088	13,045	13,897

Same-Store
Building - Exterior	$872	$426	$4,115	$1,293
Building - Interior	80	122	211	104
Mechanical, Electrical, & Plumbing	659	1,589	4,486	4,217
Furniture & Equipment	73	63	413	308
Landscaping & Grounds	846	916	2,754	942
Turnover Replacements	977	1,319	4,017	3,983
Work in progress - net change	(518)	1,551	(2,690)	3,823
Recurring Capital Expenditures(1) - Same-Store	$2,989	$5,986	$13,306	$14,670
Recurring Capital Expenditures(1) per Apartment Home - Same-Store	$238	$476	$1,058	$1,166

Recurring Capital Expenditures(1) - All Properties	$3,035	$6,689	$13,476	$16,056
Recurring Capital Expenditures(1) per Apartment Home - All Properties	$233	$511	$1,033	$1,155

Value Add(1)
Same-Store
Interior - Units	$1,390	$3,482	$3,081	$13,712
Common Areas and Exteriors	2,608	5,814	24,992	10,148
Work in Progress - net change	(905)	4,598	(4,373)	5,515
Total Value Add - Same-Store	$3,093	$13,894	$23,700	$29,375

All Properties
Interior - Units	$1,390	$3,482	$3,081	$13,712
Common Areas and Exteriors	2,608	5,814	25,553	10,213
Work in Progress - net change	(903)	4,591	(4,371)	5,515
Total Value Add - All Properties	$3,095	$13,887	$24,263	$29,440

Total Same-Store Capital Spend(2)
Capital Spend - Same-Store(2)	$6,082	$19,880	$37,006	$44,045
Capital Spend per Apartment Home - Same Store(2)	$483	$1,580	$2,942	$3,501

Acquisition and Other Capital Expenditures(1)
All Properties	$1,164	$3,183	$12,161	$17,068

Total Capital Spend
Total Capital Spend - All Properties	$7,294	$23,759	$49,900	$62,564
Total Capital Spend per Apartment Home - All Properties	$561	$1,815	$3,825	$4,502

(1)Refer to pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for definitions.
(2)Includes value-add and excludes acquisition and other capital expenditures on same-store communities.

S-16

CENTERSPACE
2025 Financial Outlook
(in thousands, except per share amounts)
Centerspace is providing guidance for 2025.

	Twelve Months Ended	2025 Full-Year Guidance Range
	December 31, 2024	Low	High
	Actual	Amount	Amount
Same-store growth (1)
Revenue	$252,269	1.50%	3.50%

Controllable expenses	62,907	1.00%	3.00%
Non-controllable expenses	36,468	3.50%	5.50%
Total Expenses	$99,375	2.00%	4.00%
Same-store NOI (1)(2)	$152,894	1.25%	3.25%

Components of NOI(1)(2)
Same-store	$152,894	$154,700	$157,800
Non-same-store	3,022	$4,400	$4,600
Other properties	1,621	$2,200	$2,400
Dispositions	202	—	—
Total NOI(2)	$157,739	$161,300	$164,800

Other operating income and expenses
General and administrative and property management	(26,930)	(28,400)	(27,900)
Casualty loss	(3,307)	(1,550)	(1,450)
Non-real estate depreciation and amortization	(425)	(350)	(300)
Non-controlling interest	(131)	(250)	(300)
Total other operating income and expenses	$(30,793)	$(30,550)	$(29,950)

Interest expense	$(37,280)	(39,400)	(38,800)
Interest and other income	$2,613	2,700	2,900
Dividends to preferred shareholders	$(4,821)	—	—
Redemption of preferred shares	$(3,511)	—	—
FFO applicable to common shares and Units - diluted(2)	$83,947	$94,050	$98,950

Non-core income and expenses
Non-cash casualty loss	$2,432	$525	$475
Interest rate swap amortization	712	475	450
Amortization of assumed debt	1,206	1,700	1,650
Redemption of preferred shares	3,511	—	—
Other miscellaneous items	(489)	50	100
Total non-core income and expenses	$7,372	$2,750	$2,675
Core FFO applicable to common shares and Units - diluted(2)	$91,319	$96,800	$101,625

Net loss per share - diluted	$(1.27)	$(0.71)	$(0.45)
FFO per diluted share(2)	$4.49	$4.73	$4.97
Core FFO per diluted share(2)	$4.88	$4.86	$5.10
Weighted average shares outstanding - diluted	18,694	19,900	19,925

Additional Assumptions
Same-store recurring capital expenditures (per home)(1)	$1,033	$1,125	$1,175
Value-add expenditures	$24,263	16,000	18,000
(1)Amounts for the year ended December 31, 2024 reflect the 2025 same-store pool.
(2)NOI, FFO, and Core FFO are non-GAAP financial measures. For more information on their usage and presentation, and a reconciliation to the most directly comparable GAAP measures, refer to "Non-GAAP Financial Measures and Reconciliations" in the Supplemental Financial and Operating Data" above and pages S-19 through S-23 “Non-GAAP Financial Measures and Other Terms” for additional information. .

S-17

Reconciliations of Net Income (Loss) Available to Common Shareholders to FFO and Core FFO
The following table presents reconciliations of net income (loss) available to common shareholders to FFO and Core FFO, which are non-GAAP financial measures described in greater detail under "Non-GAAP Financial Measures and Other Terms." They should not be considered as alternatives to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO and Core FFO also do not represent cash generated from operating activities in accordance with GAAP, nor are they indicative of funds available to fund all cash needs, including the ability to service indebtedness or make distributions to shareholders. The outlook and projections provided below are based on current expectations and are forward-looking statements under applicable U.S. federal securities laws.

		Outlook
	Twelve Months Ended	Twelve Months Ended
	December 31, 2024	December 31, 2025
	Amount	Low	High
Net loss available to common shareholders	$(19,660)	$(10,845)	$(5,945)
Noncontrolling interests - Operating Partnership and Series E preferred units	(3,635)	(3,200)	(3,000)
Depreciation and amortization	106,450	108,055	107,855
Less depreciation - non real estate	(327)	(350)	(300)
Less depreciation - partially owned entities	(98)	(250)	(300)
Loss on sale of real estate	577	—	—
Dividends to Series D preferred unitholders	640	640	640
FFO applicable to common shares and Units	$83,947	$94,050	$98,950

Adjustments to Core FFO:
Non-cash casualty loss	2,432	525	475
Interest rate swap amortization	712	475	450
Amortization of assumed debt	1,206	1,700	1,650
Redemption of preferred shares	3,511	—	—
Other miscellaneous items	(489)	50	100
Core FFO applicable to common shares and Units	$91,319	$96,800	$101,625

Net loss per share - diluted	$(1.27)	$(0.71)	$(0.45)
FFO per share - diluted	$4.49	$4.73	$4.97
Core FFO per share - diluted	$4.88	$4.86	$5.10
Reconciliations of Operating Income to Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.

		Outlook
	12 Months Ended	12 Months Ended
	December 31, 2024	December 31, 2025
	Actual	Low	High
Operating income	$20,475	$23,295	$27,595
Adjustments:
General and administrative and property management expenses	26,930	28,400	27,900
Casualty loss	3,307	1,550	1,450
Depreciation and amortization	106,450	108,055	107,855
Loss on sale of real estate and other assets	577	—	—
Net operating income	$157,739	$161,300	$164,800

S-18

CENTERSPACE
NON-GAAP FINANCIAL MEASURES AND OTHER TERMS
Acquisition and Other Capital Expenditures
Acquisition and other non-routine capital expenditures represent capital additions contemplated in the underwriting at recently acquired communities. These amounts are considered when determining expected returns. Other capital expenditures includes casualty and other non-routine capital items including, but not limited to, tenant improvements, real estate special assessments, and capital expenditures incurred to dispose of properties. Casualty represents capitalized costs incurred in connection with the restoration of an apartment community after a casualty event.
Adjusted EBITDA
Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain/loss from involuntary conversion; and other non-routine items or items not considered core to business operations. The Company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.
Average Monthly Rental Rate
Average monthly rental rate is scheduled rent divided by the total number of apartment homes.
Average Monthly Revenue per Occupied Home
Average monthly revenue per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period.
Blended Lease Rate Growth
Blended lease rate growth is the weighted average rate change of new leases signed and renewal leases started within the given timeframe and the previous lease on the same unit.
Debt Service Coverage Ratio
Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Adjusted EBITDA	$32,633	$31,757	$33,070	$32,351	$32,091	$129,811	$128,864

Interest Expense	9,782	8,932	9,318	9,193	8,913	37,225	36,429
Principal Amortization	1,881	1,854	1,596	1,529	1,487	6,860	5,932
Total Interest Expense and Principal Amortization	11,663	10,786	10,914	10,722	10,400	44,085	42,361
Distributions paid to Series C preferred shareholders and Series D preferred unitholders	160	1,767	1,767	1,767	1,767	5,461	7,068
Total Interest Expense, Principal Amortization, and preferred distributions	11,823	12,553	12,681	12,489	12,167	49,546	49,429

Debt Service Coverage Ratio	2.80	2.94	3.03	3.02	3.09	2.94	3.04

Adjusted EBITDA/Interest expense plus preferred distributions and principal amortization	2.76	2.53	2.61	2.59	2.64	2.62	2.61

S-19

Funds From Operations and Core Funds From Operations
The Company believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization.
The Company uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding:
•depreciation and amortization related to real estate;
•gains and losses from the sale of certain real estate assets;
•impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and
•similar adjustments for partially owned consolidated real estate entities.
The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the Company's investments, and assists management and investors in comparing those operating results between periods.
Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The Company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business.
While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders.
Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the Company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the Company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.
Net Debt Divided by Adjusted EBITDA
Net debt is the total outstanding debt balance less cash and cash equivalents. Preferred equity is the sum of the book value of Series C preferred shares, when outstanding, and Series D preferred units outstanding. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within this Non-GAAP Financial Measures and Other Terms section.

S-20

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Total debt (1)	$966,623	$925,144	$935,999	$929,953	$921,124	$966,623	$921,124
Less: cash and cash equivalents	12,030	14,453	14,328	12,682	8,630	12,030	8,630
Net debt	$954,593	$910,691	$921,671	$917,271	$912,494	$954,593	$912,494

Adjusted EBITDA(2)	$130,528	$127,028	$132,280	$129,404	$128,364	$129,810	$128,864
Net debt/Adjusted EBITDA	7.31	7.17	6.97	7.09	7.11	7.35	7.08

Preferred Equity	$16,560	$16,560	$110,090	$110,090	$110,090	$16,560	$110,090
Net debt and preferred equity	$971,153	$927,251	$1,031,761	$1,027,361	$1,022,584	$971,153	$1,022,584
Adjusted EBITDA(2)	$130,528	$127,028	$132,280	$129,404	$128,364	$129,810	$128,864
Net debt and preferred equity/Adjusted EBITDA	7.44	7.30	7.80	7.94	7.97	7.48	7.94
(1)Excludes premiums, discounts, and deferred financing costs.
(2)Annualized for periods less than one year.
Net Operating Income
Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. The Company believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that excludes gain (loss) on the sale of real estate and other investments, impairment, depreciation and amortization, financing costs, property management expenses, casualty gains or losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance.
New Lease Rate Growth
New lease rate growth is the average rate change of new leases that were signed within the given timeframe and the previous lease on the same unit.
Non-stabilized Community
A non-stabilized community is a development community that is either currently under construction or undergoing lease-up or is a recent acquisition prior to reaching overall occupancy of 90%.
Payout Ratio (Core FFO per Diluted Share and Unit Basis)
Payout ratio (Core FFO per diluted share and unit basis) is the ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual Core FFO per diluted share and unit. This term is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Core FFO definition included within this Non-GAAP Financial Measures and Other Terms section.

	Three Months Ended					Twelve Months Ended
	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Common distribution per share and unit	$0.75	$0.75	$0.75	$0.75	$0.73	$3.00	$2.92
Core FFO per common share and unit diluted	1.21	1.18	1.27	1.23	1.22	4.88	4.78
Payout ratio	62.0%	63.6%	59.1%	61.0%	59.8%	61.5%	61.1%

S-21

Recurring Capital Expenditures
Recurring capital expenditures represent expenditures necessary to help preserve the value of and maintain the functionality at communities. Property recurring capital expenditures are necessary to maintain asset quality, including purchasing and replacing items used to operate the communities such as appliances, mechanical equipment, flooring to roof replacement, paving, siding, and major landscaping.
Renewal Lease Rate Growth
Renewal lease rate growth is the average rate change of renewal leases that started within the given timeframe and the previous lease on the same unit.
Re-positioned Community
The Company defines a re-positioned community as having significant development and construction activity on existing buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of improved community cash flow and competitive position through extensive unit and amenity upgrades. We categorize a re-positioned community as same-store when the development and construction activity has been completed, and operations have stabilized. This is typically reaching an overall occupancy of 90%. Not all communities undergoing value add are considered a re-positioned community.
Retention Rate
Retention rate is the percentage of leases expiring within the given timeframe that were converted to a term renewal.
Same-Store Controllable Expenses
The Company defines same-store controllable expenses as property operating expenses excluding real estate taxes and insurance. Same-store controllable expenses exclude real estate taxes and insurance, in order to provide a measure of expenses that are within management's control, and is used for the purposes of budgeting, business planning, and performance evaluation. This is a non-GAAP financial measure and should not be considered an alternative to total expenses or total property operating expenses and real estate taxes.
Scheduled Rental Revenue
Scheduled rental revenue represents the value of all apartment homes, with occupied apartment homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes.
Stabilized Community
The Company defines stabilized communities as past development lease-up or a recent acquisition reaching an overall occupancy of 90%. A re-positioned community is considered stabilized when substantial redevelopment activities are complete and operations have stabilized. This is typically reaching an overall occupancy of 90% occupancy or is consistent occupancy for 90 days.
Total Debt to Total Market Capitalization
Total debt to total market capitalization, a non-GAAP financial measure, is total debt not adjusted for unamortized deferred financing costs or unamortized debt premiums and discounts from the balance sheet divided by the sum of total debt from the balance sheet, market value of common shares, operating partnership units, and the as converted Series E preferred units, and book value of Series C preferred shares, when outstanding, and Series D preferred units outstanding at the end of the period. This non-GAAP financial measure should not be considered a substitute for operating results determined in accordance with GAAP.

S-22

Value Add
Value add represents expenditures that are expected to result in increased income generation or decreased expense growth over time to improve a community’s cash flow and competitive position. This includes elective capital expenditures such as full-scale renovations including new amenities, interior unit turn renovations, enhanced clubhouses and common area hallways and certain resource management initiatives including smart home automation as well as environmental and sustainability initiatives for higher rental levels or expense savings in their respective markets.
Weighted Average Occupancy
Weighted average occupancy is defined as the percentage resulting from dividing actual rental revenue by scheduled rental revenue. Scheduled rental revenue represents the value of all apartment homes, with occupied homes valued at contractual rental rates pursuant to leases and vacant apartment homes valued at estimated market rents. When calculating actual rents for occupied apartment homes and market rents for vacant homes, delinquencies and concessions are not taken into account. Market rates are determined using the currently offered effective rates on new leases at the community and are used as the starting point in determination of the market rates of vacant apartment homes. The Company believes that weighted average occupancy is a meaningful measure of occupancy because it considers the value of each vacant unit at its estimated market rate. Weighted average occupancy may not completely reflect short-term trends in physical occupancy, and the calculation of weighted average occupancy may not be comparable to that disclosed by other REITs and other real estate companies.

S-23